UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2007

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-0318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Press Release

On September 6, 2007, the Registrant issued a press release announcing that it had entered into a Memorandum of Understanding and Cooperation Protocol Agreement with the Ministry of State for Environmental Affairs of the Arab Republic of Egypt. It further announced that the principles of the Memorandum of Understanding are to be facilitated by a joint venture between International Power and Desert Blue Company, a Kingdom of Saudi Arabia provider of environmental cleanup and waste recycling and recovery solutions, and that the joint venture company will be named International Power Group Egypt, Ltd.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Furthermore, a copy of the unsigned English translation of the memorandum of understanding is attached as Exhibit 99.2 and incorporated by reference herein.

Item 9.01

Exhibits.

Exhibit 99.1

September 6, 2007 Press Release

Exhibit 99.2

Desert Blue Memorandum of Understanding (English Translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: October 2, 2007	By: /s/ Peter Toscano
Peter Toscano
President